UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 22, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                 95-4479735
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(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (310) 479-5200


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 22, 2005, The Sports Club Company, Inc. announced its results of operations for the quarter and six months ended June 30, 2005. The public announcement was made by means of a press release attached, the text of which is being furnished to the U.S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's annual report on Form 10-K/A filed on August 18, 2004 with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated August 22, 2005



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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    August 22, 2005                   THE SPORTS CLUB COMPANY, INC.


                                            By:  /s/ Timothy M. O'Brien
                                                -----------------------------
                                                     Timothy M. O'Brien
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press Release dated August 22, 2005.




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                                                                    EXHIBIT 99.1

LOS ANGELES, CA (August 22, 2005) - The Sports Club Company, Inc. (AMEX: SCY) today announced that it will delay reporting its second quarter and six months ended June 30, 2005 results due to certain issues relative to the application of Statement of Financial Accounting Standards No. 13, Accounting for Leases ("FAS No. 13"), Statement of Financial Accounting Standards No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets ("FAS No. 144") and EITF No. 00-21, Revenue Arrangements with Multiple Deliverables ("EITF No. 00-21"). Substantially all of the work required to prepare the Company's consolidated financial statements has been completed, however the complexities associated with accounting for and reporting of landlord incentives under operating leases, assets held for sale and initiation fee revenues have precluded the completion of the final financial statements. As a result, the Company has not filed its required financial reports with the Securities and Exchange Commission. Further, these matters will result in several reclassifications of the Company's reported results for the first and second quarters of 2004. Preliminary operating results for the second quarter and six months ended June 30, 2005, are included at the conclusion of this press release.

FAS No. 13 requires that leasehold improvements made by a lessee that are funded by landlord incentives under an operating lease should be recorded by the lessee as leasehold improvement assets and amortized over their appropriate life and the incentives should be recorded as deferred rent and amortized over their appropriate life and the incentives should be recorded as deferred rent and amortized to lease expense over the lease term. The Company had previously recorded landlord allowances as a reduction of the leasehold improvement asset. The new methodology will be applied to both the 2004 and 2005 financial statements and will require the Company to increase its depreciation expense and reduce rent expense. Since the amount of these adjustments will offset, there will be no material change to the Company's income (loss) from operations.

FAS No. 144 requires that the results of operations of an entity that has been disposed of or is classified as held for sale shall be reported in discontinued operations. On February 10, 2005, the Company announced that it had entered into a letter of intent to sell six of its nine sports and fitness complexes for $65.0 million. In accordance with FAS No. 144 these assets will be classified as held for sale and the 2004 and 2005 operating statements will include the results of these Clubs as discontinued operations.

EITF No. 00-21 addresses certain aspects of the accounting by a vendor for arrangements under which it will perform multiple revenue generating activities. The Company implemented EITF No. 00-21 when it became effective on July 1, 2003, and as of that date began accounting for the initiation fee and private training revenues as separate units of accounting upon a new member enrollment. Subsequently, the Securities and Exchange Commission has questioned the Company regarding the assertion that it has separate and reliable evidence of the fair value for its membership charges. Therefore, the Company is reviewing its accounting policy in this area.

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Because of the time required to complete the accounting evaluations required by
FAS No. 13, FAS No. 144 and EITF 00-21, management was not able to finalize the Company's consolidated financial statements and file the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 by the prescribed extended due date of August 22, 2005.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###



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                          THE SPORTS CLUB COMPANY, INC.
         PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
        For The Three Months and Six Months Ended June 30, 2004 and 2005
                (Amounts in thousands, except per share amounts)

                                                                         Three Months Ended        Six Months Ended
                                                                              June 30,                 June 30,
                                                                          2004         2005          2004         2005
                                                                          ----         ----          ----         ----
Revenues:
    Membership revenues..........................................     $   7,291     $  7,991    $    14,378  $  15,728
    Products and services........................................         3,825        4,279          7,616      8,393
                                                                      ---------     --------    -----------  ---------
      Total revenues.............................................        11,116       12,270         21,994     24,121

Operating expenses:
    Club operating costs.........................................         4,327        4,355          8,643      8,798
    Cost of products and services................................         3,224        3,387          6,213      6,605
    Selling and marketing........................................           350          247            787        665
    General and administrative...................................         2,146        1,995          4,131      4,043
    Pre-opening expenses.........................................            --           --             46         --
    Depreciation and amortization................................         1,061        1,267          2,131      2,479
    Non-recurring items..........................................            --           --          1,104         --
                                                                      ---------     --------    -----------  ---------
      Total operating expenses...................................        11,108       11,251         23,055     22,590
                                                                      ---------     --------    -----------  ---------
        Income (loss) from continuing operations.................             8        1,019        (1,061)      1,531

Other income (expense):
    Interest, net................................................       (3,650)      (3,640)        (7,300)    (7,283)
    Minority interests...........................................          (37)         (37)           (75)       (74)
                                                                      ---------     --------    -----------  ---------
        Loss from continuing operations before income taxes and
        income (loss) on discontinued operations.................       (3,679)      (2,658)        (8,436)    (5,826)

Provision for income taxes.......................................            --           --             --         --
                                                                      ---------     --------    -----------  ---------
        Loss from continuing operations before income (loss) on
        discontinued operations..................................       (3,679)      (2,658)        (8,436)    (5,826)

Income (loss) from discontinued operations.......................         (629)        2,605        (1,786)      3,931
                                                                      ---------     --------    -----------  ---------
        Net loss.................................................       (4,308)         (53)       (10,222)    (1,895)

Dividends on Preferred Stock.....................................           495          495            876        988
                                                                      ---------     --------    -----------  ---------
        Net loss attributable to common stockholders.............     $ (4,803)     $  (548)    $  (11,098)  $ (2,883)
                                                                      =========     ========    ===========  =========

Net loss per share attributable to common stockholders:
    Basic and diluted............................................     $  (0.26)     $ (0.03)    $    (0.60)  $  (0.15)
                                                                      =========     ========    ===========  =========

Weighted average number of common shares outstanding:
    Basic and diluted............................................        18,697       19,150         18,631     19,141
                                                                      =========     ========    ===========  =========


         (1) The preliminary operating results have been prepared in accordance with the text of this press release. The final operating results may vary significantly from these preliminary operating results.

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